Matter Number: AGR-000675-2011

AMENDMENT NUMBER 10
TO
AGREEMENT NUMBER 750-67761-2004
BETWEEN CELLCO PARTNERSHIP D/B/A VERIZON WIRELESS
AND
MOTRICITY, INC

This Amendment Number 10 (“Tenth Amendment”) to the WAP 2.0 Hosting Agreement dated June 24, 2004, as amended by the First Amendment, dated August 31, 2004 and the Second Amendment, dated May 14, 2007, and the Third Amendment, dated November 20, 2007 and the Fourth Amendment, dated November 20, 2007 and the Fifth Amendment, dated June 13, 2009, and the Sixth Amendment dated October 9, 2009, and the Seventh Amendment dated March 29, 2010 and the Eighth Amendment dated June 30, 2010, and the Ninth Amendment dated October 11, 2010 (as amended, the “Agreement”), by and between Motricity, Inc. a Delaware corporation, with offices at 601 108th Avenue NE, Suite 900, Bellevue, WA (“Motricity”) and Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership, having an office and principal place of business at One Verizon Way, Basking Ridge, NJ 07920 (“Verizon Wireless ”), is made and entered into on and as of the date executed by the last signing Party (“Tenth Amendment Effective Date”).

1.	SCOPE OF THE AMENDMENT
The purpose of this Tenth Amendment is to establish Verizon Corporate Services Group Inc. as the contracting party under the Agreement.

2.	AMENDMENT OF AGREEMENT.

2.1    The preamble to the Agreement is amended to state as follows:

Verizon Corporate Services Group Inc. (“Verizon”) is hereby substituted for and replaces Cellco Partnership d/b/a Verizon Wireless and all references to Cellco Partnership d/b/a Verizon Wireless. for all purposes and all matters arising, occurring or transpiring on or after the Effective Date of this Tenth Amendment. The Parties understand and agree that this Tenth Amendment is not an assumption agreement and that Verizon is not liable for obligations or liabilities of any type or character occuring, arising or transpiring prior to the Tenth Amendment Effective Date, unless otherwise stated herein.

2.2 Section 2.4.e of the Agreement, shall be deleted in its entirety and replace with the following:

“e. Motricity and all permitted subcontractors shall comply with the provisions of all applicable federal, state and local laws, including rules, regulations and orders (collectively “laws”) in performance of this Agreement, including but not limited to any laws pertaining to employment of labor, hours of labor, health and safety, payment of wages, payment of taxes, economic and trade sanctions, bribery of foreign officials, employment eligibility status and verification (I-9); in this regard, Motricity shall not discriminate against any employee or applicant for employment because of race, color, religion, disability, sex, national origin, age, physical or mental disability, veteran status or other unlawful criterion, and it shall comply with all applicable laws against discrimination. (If applicable, the Equal Opportunity Clauses set forth in 41 C.F.R. §§60-1.4(a), 60-250.5(a), and 60-741.5(a) are incorporated by reference herein.) Such laws shall also include all laws pertaining to the safeguarding, protection, and disposal of personal or similar information used, maintained, and/or accessed on Verizon’s behalf such as California Civil Code §1798.82 and the Fair and Accurate Credit Transactions Act of 2003, Public Law 108-159. In the event of an unauthorized disclosure of personal or similar information in violation of the foregoing, Motricity shall provide notice of same by e-mail to security.issues@verizon.com within forty-eight (48) hours, and to the contract notice addressee set forth in Section 26 (Notices) by the means set forth therein. In addition, no person conducting or assisting in an investigation on behalf of Verizon, whether employed by Motricity or by a permitted subcontractor, shall make any false statements to obtain information. Motricity

Matter Number: AGR-000675-2011

shall also procure any required permits or certificates necessary to perform its obligations under this Agreement. Motricity shall, in its contracts with all permitted subcontractors and agents in the provision of Services to Verizon, flow down the foregoing requirements of this Section 15.21. Motricity shall indemnify and hold Verizon harmless against all Claims (as defined in Section 11.5, Indemnification) arising out of or related to its noncompliance hereunder, including any noncompliance of any approved subcontractor. Rebecca has approved and accepted.

2.3 Section 14 of the Agreement, Confidential Information, shall be modified by adding a new Section 14.12 as follows

“14.12 Motricity acknowledges that the proprietary data, know-how, software or other materials or information obtained from Verizon under this Agreement are commodities and/or technical data subject to the Export Administration Regulations (the “EAR”) of the United States Department of Commerce, as well as trade and economic sanctions subject to the Trading With the Enemy Act (TWEA) and the International Emergency Economic Powers Act (IEEPA) of the Office of Foreign Asset Control within the Department of Commerce, and that any export or re-export thereof must be in compliance with the EAR, TWEA and IEEPA. Motricity agrees that it shall not export or re-export, directly or indirectly, either during the term of this Agreement or after its expiration, any commodities and/or technical data (or direct products thereof) provided under this Agreement in any form to destinations in Country Groups D:1 or E, as specified in Supplement No. 1 to Part 740 of the EAR, and as modified from time to time by the U.S. Department of Commerce, or to destinations that are otherwise controlled or embargoed under U.S. law, including but not limited to product classifications, the facilitation of importation, exportation or re-exportation.

2.3 Exhibit D, Commercial Terms, of the Agreement shall be modified by adding a new Section 7 as follows:

“7.a. Open Snack Feed Support Fees. At the end of each calendar month during the Term of the Agreement, Verizon Wireless Product Line Marketing (PLM) shall pay to Motricity an Open Snack Feed Support on-boarding fee (the “On-Boarding Fee”) in the amount of *** the previous calendar month in consideration for content on boarding and support services to the content providers participating in the Open Snacks program described in Work Order No. 129 (THE “OPEN SNACKS PROGRAM”). This On-Boarding Fee will take effect the earlier of May 9, 2011 or post on boarding ***, whichever comes earlier. *** may terminate the Open Snacks Program and/or support within *** of written notice.

7b.. The level of support will include at least the following:

•	Assist in Issue Resolution. Motricity will provide email and telephone support to Verizon Wireless and developers which includes:

•	Responses to questions related to the Open Snacks feed specification

•	Access to specialists for assistance associated with content provider Snack feed onboarding issues

•	Clarification of documentation

•	Motricity will provide a dedicated email address and a non-dedicated telephone number to Verizon Wireless for publication to Developers.

***    This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.

Matter Number: AGR-000675-2011

3.	EFFECT OF AMENDMENT.
This Tenth Amendment is an integral part of the Agreement. Terms used herein which are defined or specified in the Agreement shall have the meanings set forth therein. If there are any inconsistencies between a specific term or condition of this Tenth Amendment and a specific term or condition of the Agreement, the specific term or condition of this Tenth Amendment shall control. Except as amended hereby, the Agreement shall continue in full force and effect.

4.	SIGNATURES.
IN WITNESS WHEREOF, the Parties hereto have caused this Tenth Amendment to be executed by their duly authorized officers or representative. This Tenth Amendment is entered into the last date signed by a party hereto, but takes retroactive effect to and including July 29th, 2010.

VERIZON CORPORATE SERVICES        MOTRICITY, INC.
GROUP INC.
BY: ***                            BY: /s/ Richard E. Leigh, Jr.

NAME: ***                        NAME: Richard E. Leigh, Jr.
TITLE: ***                     TITLE: Sr. VP & General Counsel

DATE: 4/6/11                    DATE:3-29-2011

***    This redacted material has been omitted pursuant to a request for confidential treatment, and the material has been filed separately with the SEC.

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